Exhibit 10.9	Contract Addendum between Aramco Services Company and Novint Technologies, Inc.

Aramco Services Company
Contracting Division
PO Box 1454 77210-1454
9009 West Loop South 77096
Houston, TX

Tel: 713 432 4000
Fax: 713 432 5409
www.aramcoservices.com

July 10, 2002

CONTRACT NO. 6400711368/01

Tom Anderson
Novint Technologies, Inc.
8500 Menaul Boulevard
Suite A210
Albuquerque, New Mexico 87112

Dear Tom,

Attached are duplicate originals of the subject contract action, which have been signed by Aramco Services Company (ASC).

Please sign both originals, retain a copy for your files, and return ASC's copy to the appropriate address:

By mail:	By courier:
Aramco Services Company Contracting Division, MS-982 Attn: Alfred Wittmann P. O. Box 1454 Houston, Texas 77251-1454	Aramco Services Company Contracting Division, MS-982 Attn: Alfred Wittmann 9009 West Loop South Houston, Texas 77096-1799

Please note that payments cannot be made against this contract action until ASC receives a fully executed copy from you. Therefore, if you wish to be paid promptly, you must ensure that the ASC copy is signed and returned as indicated.

Please contact me in the event you have any questions. My phone number is 713.432.8186.

Sincerely,

/s/ Alfred Wittman, J.D.
Alfred Wittmann, J.D.

Enclosures

DUPLICATE ORIGINAL

CONTRACT ADDENDUM

ADDENDUM NO. 01
to Contract No. 6400711368/00
Novint voxelNotepad2 Phase II
Prototype Software Project

It is hereby agreed that this ADDENDUM to Contract Number 711368/00, dated April 10, 2001, between ARAMCO SERVICES COMPANY ("ASC") and NOVINT TECHNOLOGIES, INC. ("NOVINT" or "CONTRACTOR") shall govern additional services to be performed by NOVINT (hereinafter referred to as "Phase II Services") related to the voxelNotepad2 ("vnp2") Phase II Prototype Software Project ("Phase II Project"):

A. NOVINT warrants that all Phase II Beta and Final version software will be delivered AS-IS, WHERE IS. However, NOVINT will correct to ASC's or SAUDI ARAMCO's reasonable satisfaction all defects affecting the Phase II Beta and Final version software's performance or suitability for use.

B. Job Specification for Phase II Project:

1. Approximate date Phase II Services will commence: July 8, 2002.

2. Approximate period of Phase II Services: six (6) months.

3. The Phase II Services shall be performed at NOVINT's facilities or such other location as ASC or SAUDI ARAMCO shall designate in writing from time to time.

4. ASC representative: Simon A. Vreeke, General Supervisor, Engineering Services.

5. Description of Phase II Services to be performed:

5.1 Introduction

5.1.1. During Phase I of the Project, the vnp2 program was extended and enhanced [redacted]

5.1.2. The primary objective of Phase II is to further refine and extend the vnp2 software [redacted]

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5.2 Summary of vnp2 Software Phase II modifications

5.2.1. [redacted]

- [redacted]
- [redacted]
- [redacted]

5.2.2. [redacted]

- [redacted]
- [redacted]

5.2.3. [redacted]

- [redacted]
- [redacted]
- [redacted]

5.3 Deliverables

5.3.1. NOVINT will deliver to SAUDI ARAMCO vnp2 prototype program executables.

5.3.2. NOVINT will grant SAUDI ARAMCO internal use of vnp2 prototype license for evaluation and demonstration within SAUDI ARAMCO.

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5.4 Timeline

5.4.1. SAUDI ARAMCO delivers purchase order to NOVINT (project start—estimated July 1, 2002)

5.4.2. Detailed project specification and plan delivered by NOVINT to SAUDI ARAMCO no later than two (2) weeks after SAUDI ARAMCO issues a purchase order to NOVINT.

5.4.3. SAUDI ARAMCO and NOVINT confirm detailed project specifications and plan within four (4) weeks after project start date.

5.4.4. Beta version of Phase II vnp2 software delivered by NOVINT to SAUDI ARAMCO within twelve (12) weeks after project start date.

5.4.5 Final Phase II vnp2 software delivered by NOVINT to SAUDI ARAMCO within sixteen (16) weeks after project start date.

5.5. Responsibilities

5.5.1. SAUDI ARAMCO will provide a person to act as NOVINT's technical and administrative contact for the duration of the project.

5.5.2. NOVINT will assign a project leader for the duration of the project to coordinate all technical issues with the SAUDI ARAMCO point of contact.

5.5.3. NOVINT will complete the vnp2 software development at NOVINT's facilities utilizing NOVINT hardware.

5.6 Completion Criteria

5.6.1. This project will be considered complete when the final version of the vnp2 prototype has been installed and tested at the SAUDI ARAMCO facility and SAUDI ARAMCO has completed its evaluation to its reasonable satisfaction.

5.7 License Rights

5.7.1. NOVINT grants to ASC a non-exclusive, perpetual, royalty-free license to use the vnp2 prototype program and any other software developed under this CONTRACT for SAUDI ARAMCO's internal use. These license rights include the right of ASC or SAUDI ARAMCO to further develop software for internal use. These license rights do not include the right to market, sell or distribute the vnp2 prototype program or internally developed

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software to any third party. NOVINT retains sole rights of ownership, development, and commercial distribution for the vnp2 prototype source code and its derivative works.

C. Compensation for Phase II Project:

As full and complete compensation for NOVINT's satisfactory performance of the services described in this ADDENDUM's Job Specification for Phase II Project, as well as the satisfactory performance of all other obligations of NOVINT under this CONTRACT, ASC shall pay NOVINT as follows:

1. Rates

1.1	[redacted]	
		$12,000.00
		$2,400.00
		$4,000.00
		$800.00
		$800.00
		$4,000.00
		$7,185.00
1.2		
		$8,000.00
		$4,800.00
1.3		
		$4,000.00
		$4,000.00
		$2,400.00
		$54,385.00

2. Terms

2.1 ASC agrees to the following payment schedule:

2.1.1. US$17,947.05 is due once both ASC and NOVINT have executed this Addendum.

2.1.2. US$17,947.05 is due upon delivery of the Beta version of Phase II vnp2 software to SAUDI ARAMCO.

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2.1.3. US$18,490.90 is due upon delivery of the Final version of the Phase II vnp2 software to SAUDI ARAMCO and upon SAUDI ARAMCO's reasonable determination, in its sole discretion, that the Final version of the Phase II vnp2 software is completely satisfactory in operation and functionality.

D. The Contract Number "711368/00" is hereby changed to Contract No. "6400711368/00" as a result of the implementation of a new enterprise software system by ASC. All future invoices must reflect this new Contract Number.

This ADDENDUM shall be effective as of the last execution date set forth below.

Except as specifically modified herein, all other terms and conditions of Contract Number 711368/00 shall remain in full force and effect.

NOVINT TECHNOLOGIES, INC.	ARAMCO SERVICES COMPANY
By: Tom Anderson	By: Simon A. Vreeke
Printed Name: Tom Anderson	Printed Name: Simon A. Vreeke
Title: CEO	Title: General Supervisor, Engineering Services
Date: 7/12/02	Date: July 10, 2002

ENDORSED FOR SIGNATURE
1 Jul 02